Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement September 30, 2024 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Consolidated Results by Segment 6 Capital Position & Credit Ratings 10 Non-GAAP Measures 11 Reconciliation to Fully Diluted Book Value per Share 13 Reconciliation to Adjusted Return on Equity 14 Reconciliation to Adjusted Run-off Liability Earnings 16 Reconciliation to Adjusted Total Investment Return 18 Investment Composition 19

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia. A market leader in completing legacy acquisitions, Enstar has acquired over 115 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Sixth Street Merger Agreement As announced in July 2024, Enstar has entered into a definitive merger agreement to be acquired by Sixth Street for $5.1 billion or $338 per ordinary share. A copy of the press release can be found by visiting the Investor Relations section of the Enstar corporate website at www.enstargroup.com. On November 6, 2024, a majority of the Company's shareholders voted to approve the Merger. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to fair value changes and net realized (gains)/ losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 11 to 18 for further details.

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is investment grade fixed maturities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U.S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 19 and 20 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10- Q. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

| enstargroup.com 5 Three Months Ended Nine Months Ended September 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Key Income Metrics Return on Equity (“ROE”) 2.8% 0.9% 7.8% 10.8 % Annualized ROE 10.4% 14.4 % Adjusted ROE (1) 2.2% 2.5% 7.9% 10.8 % Annualized adjusted ROE (1) 10.6% 14.4 % Basic net earnings per share $ 10.09 $ 2.46 $ 26.81 $ 30.26 Diluted net earnings per share $ 9.84 $ 2.43 $ 26.16 $ 30.05 Key Run-off Metrics Average net loss reserves $ 11,098 $ 12,083 Run-off liability earnings (“RLE”) 0.9% 0.3 % Average adjusted net loss reserves (1) $ 11,966 $ 13,004 Adjusted RLE (1) 1.1% 0.6 % Key Investment Return Metrics Average aggregate invested assets $ 17,715 $ 18,951 $ 17,868 $ 18,684 Annualized total investment return (“TIR”) 11.5% 1.8% 7.1% 4.7 % Annualized investment book yield 4.41% 3.53% 4.35% 3.73% (Loss) income from equity method investments $ (16) $ (3) $ (29) $ 22 Adjusted average aggregate invested assets (1) $ 18,360 $ 20,089 $ 18,569 $ 19,955 Annualized adjusted TIR (1) 6.0% 4.5% 5.7% 5.3 % Share Repurchases Ordinary shares repurchased: Shares — — — 1,597,712 Cost $ — $ — $ — $ 341 Average price per share $ — $ — $ — $ 213.13 As of September 30, 2024 December 31, 2023 Key Shareholder Metrics Ordinary shareholder’s equity $ 5,547 $ 5,025 Total Enstar shareholders’ equity $ 6,057 $ 5,535 Book value per ordinary share (“BVPS”) $ 378.22 $ 343.45 Fully diluted BVPS (“FDBVPS”) (1) $ 365.94 $ 336.72 Change in FDBVPS 8.7% 30.0 % Total ordinary shares outstanding 14,666,175 14,631,055 Fully diluted ordinary shares outstanding 15,158,333 14,923,245 Key Balance Sheet Metrics Total assets $ 20,256 $ 20,913 Debt obligations $ 1,833 $ 1,831 Total liabilities $ 14,157 $ 15,265 Total investable assets to ordinary shareholders’ equity 3.22x 3.63x Total net loss reserves to ordinary shareholders’ equity 1.91x 2.31x Debt to total capitalization attributable to Enstar 23.2% 24.9 % Financial Highlights (1) Non-GAAP financial measure, refer to pages 11 to 18 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

| enstargroup.com 6 Consolidated Results by Segment - Q3 2024 Three Months Ended September 30, 2024 Run-off Investments Corporate and other (1)(2) Total REVENUES Net premiums earned $ 11 $ — $ — $ 11 Net investment income — 163 — 163 Net realized gains — 17 — 17 Fair value changes in trading securities, funds held and other investments — 229 — 229 Other income (expense) 5 — (2) 3 Total revenues 16 409 (2) 423 EXPENSES Net incurred losses and loss adjustment expenses Current period 6 — — 6 Prior period (36) — 27 (9) Total net incurred losses and loss adjustment expenses (30) — 27 (3) Amortization of net deferred charge assets — — 27 27 Acquisition costs 4 — — 4 Goodwill impairment 63 — — 63 General and administrative expenses 49 9 52 110 Total expenses 86 9 106 201 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (70) 400 (108) 222 Loss from equity method investments — (16) — (16) SEGMENT (LOSS) INCOME $ (70) $ 384 (108) 206 Interest expense (22) (22) Net foreign exchange losses (23) (23) NET (LOSS) INCOME (153) 161 Less: Net income attributable to noncontrolling interests (4) (4) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (157) 157 Dividends on preferred shares (9) (9) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (166) $ 148 (1) Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments. (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

| enstargroup.com 7 Consolidated Results by Segment - Q3 2023 Three Months Ended September 30, 2023 Run-off Assumed Life Investments Corporate and other (1)(2) Total REVENUES Net premiums earned $ 14 $ — $ — $ — $ 14 Net investment income — — 143 — 143 Net realized losses — — (12) — (12) Fair value changes in trading securities, funds held and other investments — — 18 — 18 Other income (expense) 1 1 — (4) (2) Total revenues 15 1 149 (4) 161 EXPENSES Net incurred losses and loss adjustment expenses Current period 5 — — — 5 Prior period (31) — — 16 (15) Total net incurred losses and loss adjustment expenses (26) — — 16 (10) Amortization of net deferred charge assets — — — 34 34 Acquisition costs — — — — — General and administrative expenses 44 — 12 35 91 Total expenses 18 — 12 85 115 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (3) 1 137 (89) 46 Income from equity method investments — — (3) — (3) SEGMENT (LOSS) INCOME $ (3) $ 1 $ 134 (89) 43 Interest expense (22) (22) Net foreign exchange gains 23 23 Income tax benefit 7 7 NET (LOSS) INCOME (81) 51 Less: Net income attributable to noncontrolling interests (4) (4) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (85) 47 Dividends on preferred shares (9) (9) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (94) $ 38 (1) Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments. In addition, Assumed Life and Legacy Underwriting had no revenue or income activity for the three months ended September 30, 2023 and therefore are excluded from the table above. (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

| enstargroup.com 8 Consolidated Results by Segment - YTD Q3 2024 Nine Months Ended September 30, 2024 Run-off Investments Corporate and other (1)(2) Total REVENUES Net premiums earned $ 27 $ — $ — $ 27 Net investment income — 478 — 478 Net realized gains — 2 — 2 Fair value changes in trading securities, funds held and other investments — 400 — 400 Other income (expense) 11 — (9) 2 Total revenues 38 880 (9) 909 EXPENSES Net incurred losses and loss adjustment expenses Current period 15 — — 15 Prior period (123) — 28 (95) Total net incurred losses and loss adjustment expenses (108) — 28 (80) Amortization of net deferred charge assets — — — 86 86 Acquisition costs 6 — — 6 Goodwill impairment 63 — — 63 General and administrative expenses 139 29 127 295 Total expenses 100 29 241 370 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (62) 851 (250) 539 Loss from equity method investments — (29) — (29) SEGMENT (LOSS) INCOME $ (62) $ 822 (250) 510 Interest expense (67) (67) Net foreign exchange losses (15) (15) Income tax expenses (3) (3) NET (LOSS) INCOME (335) 425 Less: Net income attributable to noncontrolling interests (5) (5) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (340) 420 Dividends on preferred shares (27) (27) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (367) $ 393 (1) Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments. (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

| enstargroup.com 9 Consolidated Results by Segment - YTD Q3 2023 Nine Months Ended September 30, 2023 Run-off Assumed Life (1) Investments Corporate and other (2) Total REVENUES Net premiums earned $ 29 $ — $ — $ — $ 29 Net investment income — — 471 — 471 Net realized losses — — (55) — (55) Fair value changes in trading securities, funds held and other investments — — 222 — 222 Other income (expense) 11 276 — (7) 280 Total revenues 40 276 638 (7) 947 EXPENSES Net incurred losses and loss adjustment expenses Current period 18 — — — 18 Prior period (72) — — 37 (35) Total net incurred losses and loss adjustment expenses (54) — — 37 (17) Amortization of net deferred charge assets — — — 75 75 Acquisition costs 6 — — — 6 General and administrative expenses 130 — 33 102 265 Total expenses 82 — 33 214 329 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (42) 276 605 (221) 618 Income from equity method investments — — 22 — 22 SEGMENT (LOSS) INCOME $ (42) $ 276 $ 627 (221) 640 Interest expense (67) (67) Net foreign exchange gains 24 24 Income tax benefit 12 12 NET (LOSS) INCOME (252) 609 Less: Net income attributable to noncontrolling interests (99) (99) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (351) 510 Dividends on preferred shares (27) (27) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (378) $ 483 (1) Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments. In addition, Legacy Underwriting had no revenue or income activity for the nine months ended September 30, 2023 and therefore are excluded from the table above. (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

| enstargroup.com 10 Capital Position & Credit Ratings Credit ratings (1) Standard and Poor’s Fitch Ratings Long-term issuer BBB+ (Outlook: Stable) BBB+ (Outlook: Stable) 2029 Senior Notes BBB+ BBB 2031 Senior Notes BBB BBB 2040 and 2042 Junior Subordinated Notes BBB- BBB- Series D and E Preferred Shares BBB- BBB- (1) Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. Total Capitalization $7,932 $7,479 $5,547 $5,025 $510 $510 $42 $113 $1,833 $1,831 23.1% 24.5% 29.5% 31.3% Debt and Series D and E Preferred Shares to total capitalization Debt to total capitalization Debt obligations NCI Series D and E Preferred Shares Ordinary shareholders' equity September 30, 2024 December 31, 2023 Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization. Each agency's rating should be evaluated independently of any other agency's rating. For information on risks related to our credit ratings, refer to "Item 1A. Risk Factors - Risks Relating to Liquidity and Capital Resources" and "Item 1A. Risk Factors - Risks Relating to Ownership of our Shares" in our Annual Report on Form 10-K for the year ended December 31, 2023. In March 2024, Cavello Bay Reinsurance Limited (“Cavello”), a wholly-owned subsidiary of Enstar, was assigned an S&P Insurer Financial Strength Rating of ‘A’ with stable outlook. Cavello is Enstar’s primary non-life run-off consolidator, and a Class 3B reinsurer. Total capitalization attributable to Enstar excluding NCI was $7.89 billion as of September 30, 2024 and $7.37 billion as of December 31, 2023. Debt and Series D and E preferred shares to total capitalization attributable to Enstar was 29.7% and 31.8% as of September 30, 2024 and December 31, 2023, respectively. Debt to total capitalization attributable to Enstar was 23.2% and 24.9% as of September 30, 2024 and December 31, 2023, respectively.

11 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Fully diluted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities (which include restricted shares, restricted share units, directors’ restricted share units, performance share units and JSOP shares(1)) on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of fair value changes and net realized (gains) losses on fixed maturities and funds held-directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our net income improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the impact of any goodwill impairment charges as they occur infrequently and their elimination improves comparability between periods. We eliminate the impact of expenses related to the Merger Agreement as we deem these to be out of the ordinary course of business and to help provide a more accurate measure of performance across periods. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net income (loss) attributable to Enstar ordinary shareholders, adjusted for: -fair value changes and net realized (gains) losses on fixed maturities and funds held- directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (2), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any) -net income from discontinued operations (if any), -goodwill impairment charges -expenses related to the Merger Agreement -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -fair value changes on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (2), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in net income for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -fair value changes in fixed maturities, trading and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -fair value changes on fixed maturities, trading and funds held - directly managed

| enstargroup.com 12 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(4); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies(3); • The change in fair value of insurance contracts for which we have elected the fair value option(2) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting(3) operations -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (2), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting(3) net loss reserves -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (2) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) The JSOP award became dilutive for the first time for the three and nine months ended September 30, 2024 and therefore had not been previously identified as a component of this non-GAAP measure. However, its inclusion is consistent with the effect of all other potentially dilutive securities. Refer to Note 16 - "Earnings Per Share" of our Quarterly Report on Form 10-Q for the period ended September 30, 2024 for more detail. (2) Comprises the discount rate and risk margin components. (3) As of January 1, 2024, not applicable. Refer to Note 4 - "Segment Information" of our Quarterly Report on Form 10-Q for the period ended September 30, 2024 for more detail. (4) The reinsurance contractual arrangements (including the Capacity Lease Agreement) described in Note 6 to our consolidated financial statements included within in our Annual Report on Form 10-K for the year ended December 31, 2023 were settled during the second quarter of 2023, and we did not record any transactions in the Legacy Underwriting segment in 2023.

| enstargroup.com 13 Reconciliation to Fully Diluted Book Value Per Share As of September 30, 2024 December 31, 2023 Equity (1) Ordinary Shares Per Share Amount Equity (1) Ordinary Shares Per Share Amount Book value per ordinary share $ 5,547 14,666,175 $ 378.22 $ 5,025 14,631,055 $ 343.45 Non-GAAP adjustments: Share-based compensation plans 288,659 292,190 JSOP2 203,499 — Fully diluted book value per ordinary share* $ 5,547 15,158,333 $ 365.94 $ 5,025 14,923,245 $ 336.72 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) The JSOP award made to our CEO includes a condition that specifies a hurdle price ($315.53 as of January 20, 2025) compared to our market observable ordinary share price in order for the award to vest. As of September 30, 2024, the closing share price of our ordinary shares was $321.59. As a result, the JSOP award became dilutive for the three and nine months ended September 30, 2024. Additionally, 20% of the award is dependent on a 10% compounded annual growth rate in Fully Diluted Book Value Per Share from January 1, 2020, which was also met for the three and nine months ended September 30, 2024. Refer to Note 22 to the Consolidated Financial Statements of our 2023 Form 10-K for additional information on the JSOP. * Non-GAAP financial measure.

| enstargroup.com 14 Reconciliation to Adjusted Return on Equity - QTD Q3 2024 and 2023 (1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (3) Comprises the discount rate and risk margin components. (4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. (1) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our unaudited consolidated statements of operations. Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in in our unaudited consolidated statements of operations. (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance. (4) Comprises the discount rate and risk margin components. (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. * Non-GAAP financial measure. Three Months Ended September 30, 2024 September 30, 2023 Net income (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net income (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE (in millions of U.S. dollars) Net income/Opening equity/ROE/Annualized ROE (1) $ 148 $ 5,261 2.8% 11.3% $ 38 $ 4,403 0.9% 3.5 % Non-GAAP adjustments: Remove: Net realized (gains) losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) (17) 411 12 550 Fair value changes on fixed maturities, trading (2) / Fair value changes on fixed maturities, trading (3) (38) 261 22 337 Fair value changes on funds held - directly managed (2) / Fair value changes on funds held - directly managed (3) (61) 131 46 166 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) 25 (253) 12 (312) Amortization of fair value adjustments / Fair value adjustments 2 (98) 4 (116) Goodwill impairment charges 63 — — — Expenses related to the Merger Agreement 4 — — — Tax effects of adjustments (5) 2 — (6) — Adjusted net income /Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE* $ 128 $ 5,713 2.2% 9.0% $ 128 $ 5,028 2.5% 10.2%

| enstargroup.com 15 Reconciliation to Adjusted Return on Equity - YTD Q3 2024 and 2023 1) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted for the impact of adopting the accounting standard related to accounting for long-duration contracts. (3) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our unaudited consolidated statements of operations. Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in in our unaudited consolidated statements of operations. (4) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance. (5) Comprises the discount rate and risk margin components. (6) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (7) Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. *Non-GAAP measure. Nine Months Ended September 30, 2024 September 30, 2023 Net income (loss) (1) Opening equity (1) ROE Annualized ROE Net income (loss) (1) Opening equity (1)(2) ROE Annualized ROE Net income/Opening equity/ROE (1) $ 393 $ 5,025 7.8% 10.4% $ 483 $ 4,464 10.8% 14.4 % Non-GAAP adjustments: Net realized (gains) losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) (2) 380 55 647 Fair value changes on fixed maturities, trading (3) / Fair value changes on fixed maturities, trading (4) (8) 234 24 400 Fair value changes on funds held - directly managed (3) / Fair value changes on funds held - directly managed (4) (46) 111 49 780 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (5) 17 (246) 24 (294) Amortization of fair value adjustments / Fair value adjustments 11 (107) 13 (124) Goodwill impairment charges 63 — — — Expenses related to the Merger Agreement 4 — — — Tax effects of adjustments (6) (3) — (12) — Adjustments attributable to noncontrolling interests (7) — — (2) — Adjusted net income /Adjusted opening equity/Adjusted ROE* $ 429 $ 5,397 7.9% 10.6% $ 634 $ 5,873 10.8% 14.4%

| enstargroup.com 16 Reconciliation to Adjusted Run-off Liability Earnings - QTD Q3 2024 and 2023 Three Months Ended As of Three Months Ended September 30, 2024 September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2024 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 9 $ 10,610 $ 10,518 $ 10,564 0.1 % Non-GAAP adjustments: Net loss reserves incurred in the current period — (15) (9) (12) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 2 96 98 97 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) 25 232 253 243 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities — 479 497 488 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 1 30 31 30 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 37 $ 11,432 $ 11,388 $ 11,410 0.3% (1) Comprises the discount rate and risk margin components. * Non-GAAP financial measure. Three Months Ended As of Three Months Ended September 30, 2023 September 30, 2023 June 30, 2023 September 30, 2023 September 30, 2023 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 15 $ 12,155 $ 12,939 $ 12,547 0.1 % Non-GAAP adjustments: Net loss reserves incurred in the current period — (15) (11) (13) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 4 112 116 114 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) 12 292 312 302 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities — 533 550 542 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 1 33 34 33 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 32 $ 13,110 $ 13,940 $ 13,525 0.2%

| enstargroup.com 17 Reconciliation to Adjusted Run-off Liability Earnings - YTD Q3 2024 and 2023 Nine Months Ended As of Nine Months Ended September 30, 2023 September 30, 2023 December 31, 2022 September 30, 2023 September 30, 2023 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 35 $ 12,155 $ 12,011 $ 12,083 0.3 % Non-GAAP adjustments for expenses (income): Net loss reserves incurred in the current period — (15) — (8) Legacy Underwriting — — (139) (69) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 13 112 124 118 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) 24 292 294 293 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities 2 533 572 553 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 2 33 35 34 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 76 $ 13,110 $ 12,897 $ 13,004 0.6% (1) Comprises the discount rate and risk margin components. * Non-GAAP financial measure. Nine Months Ended As of Nine Months Ended September 30, 2024 September 30, 2024 December 31, 2023 September 30, 2024 September 30, 2024 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 95 $ 10,610 $ 11,585 $ 11,098 0.9 % Non-GAAP adjustments for expenses (income): Net loss reserves incurred in the current period — (15) — (8) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 11 96 107 102 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) 17 232 246 239 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities — 479 527 503 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 3 30 33 32 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 126 $ 11,432 $ 12,498 $ 11,966 1.1%

| enstargroup.com 18 Reconciliation to Adjusted Total Investment Return Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net investment income $ 163 $ 143 $ 478 $ 471 Net realized gains (losses) 17 (12) 2 (55) Fair value changes in trading securities, funds held and other investments 229 18 400 222 (Loss) income from equity method investments (16) (3) (29) 22 Other comprehensive income: Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange 116 (63) 107 2 TIR ($) $ 509 $ 83 $ 958 $ 662 Non-GAAP adjustments: Net realized (gains) losses on fixed maturities, AFS and fair value changes in trading and funds held - directly managed (116) 80 (56) 128 Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange (116) 63 (107) (2) Adjusted TIR ($)* $ 277 $ 226 $ 795 $ 788 Total investments 16,821 17,710 16,821 17,710 Cash and cash equivalents, including restricted cash and cash equivalents 1,036 884 1,036 884 Total investable assets $ 17,857 $ 18,594 $ 17,857 $ 18,594 Average aggregate invested assets, at fair value (1) $ 17,715 $ 18,951 $ 17,868 $ 18,684 Annualized TIR % (2) 11.5% 1.8% 7.1% 4.7 % Non-GAAP adjustment: Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed 487 1,222 487 1,222 Adjusted investable assets* $ 18,344 $ 19,816 $ 18,344 $ 19,816 Adjusted average aggregate invested assets, at fair value* (3) $ 18,360 $ 20,089 $ 18,569 $ 19,955 Annualized adjusted TIR %* (4) 6.0% 4.5% 5.7% 5.3% (1) This amount is a two and four period average of the total investable assets for the three and nine months ended September 30, 2024 and 2023, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements. (2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value. (3) This amount is a two and four period average of the adjusted investable assets* for the three and nine months ended September 30, 2024 and 2023. (4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*. *Non-GAAP measure.

| enstargroup.com 19 Investment Composition - September 30, 2024 Other Investments Equities Cash (2) Funds Held Short-term and fixed maturities, trading and AFS September 30, 2024 Hedge Funds Fixed income funds Equity funds Private equity funds CLO equities CLO equity funds Private credit funds Real estate fund Other (1) Publicly traded equities Exchange- traded funds Privately held equities Short-term and fixed maturities, trading and AFS $ 6,960 39.0% 6,960 Funds held 4,626 25.9% 110 56 4,460 — % 2.4% — % — % — % — % — % — % — % — % 1.2% — % — % 96.4% — % Equities Privately held equities 392 2.2% 51 341 Publicly traded equities 305 1.7% 61 244 Exchange-traded funds 74 0.4% 41 33 Warrants and other 16 0.1% 16 Total 787 4.4% — % 7.8% — % — % — % — % 6.5% — % 2.0% 31.0% 5.2% 43.3% — % — % 4.2 % Other investments Private equity funds 1,840 10.3% 1,463 81 73 199 9 9 6 Private credit funds 819 4.6% 819 Hedge funds 476 2.7% 387 89 Fixed income funds 410 2.3% 410 Real estate fund 383 2.1% 383 CLO equity funds 162 0.9% 162 CLO equities 50 0.3% 50 Equity funds 5 — % 5 Total 4,145 23.2% 9.3% 12.0% — % 35.5% 5.1% — % 21.7% 11.0% 4.8% 0.3% 0.2% 0.1% — % — % — % Equity method investments 303 1.7 % Total investments 16,821 94.2 % Cash and cash equivalents (including restricted cash) 1,036 5.8% 1,036 Total investable assets $ 17,857 100.0% (1) Includes infrastructure in fund format and warrants. (2) Cash and cash equivalents.

| enstargroup.com 20 Investment Composition - December 31, 2023 Other Investments Equities December 31, 2023 Hedge Funds Fixed income funds Private equity funds CLO equities CLO equity funds Private credit funds Real estate fund Other(1) Publicly traded equities Exchange- traded funds Privately held equities Cash(2) Funds Held Short-term and fixed maturity investments, trading and AFS Short-term and fixed maturity investments, trading and AFS $ 7,274 39.9% 7,274 Funds held 5,251 28.8% 102 68 5,081 — % 1.9% — % — % — % — % — % — % — % 1.3% — % — % 96.8% — % Equities Privately held equities 344 1.9% 45 299 Publicly traded equities 275 1.5% 55 220 Exchange-traded funds 82 0.4% 18 20 44 Total 701 3.8% — % 7.8% — % 2.6% — % 6.4% — % — % 31.4% 2.9% 42.6% — % — % 6.3 % Other investments Private equity funds 1,617 8.9% 3 1,186 108 67 92 16 30 6 109 Private credit funds 625 3.4% 625 Fixed income funds 605 3.3% 605 Hedge funds 491 2.7% 407 84 Real estate fund 269 1.5% 269 CLO equity funds 182 1.0% 182 CLO equities 60 0.3% 60 Equity funds 4 — % 4 Total 3,853 21.1% 10.5% 18.0% 30.8% 6.3% — % 19.0% 8.7% 2.4% 0.5% 0.8% 0.2% 2.8% — % — % Equity method investments 334 1.8 % Total investments 17,413 95.5 % Cash and cash equivalents (including restricted cash) 830 4.5% 830 Total investable assets $ 18,243 100.0% (1) Infrastructure in fund format. (2) Cash and cash equivalents.